U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                  ------------

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): December 19, 2001
                                                           -------------

                        Legal Club of America Corporation
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Colorado                    000-28193                84-1174969
----------------------------   ------------------------   ---------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification Number)


                        1601 N. Harrison Pkwy., Suite 200
                                 Sunrise, Florida                       33323
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                     (Address of Principal Executive Offices)         (Zip Code)



                                 (954) 267-0920
                          ----------------------------
                           (Issuer's Telephone Number)


              ----------------------------------------------------
                   (Former name or former address, if changed
                               since last report)

Item 5.  Other Events

On December 19, 2001, the Registrant accepted the resignations of Mr. Jason Krouse and Mr. Michael Samach. Jason Krouse resigned his positions as Executive Vice President, Sales and Director. Michael Samach resigned his position as Chief Financial Officer. Ms. Elvie Lamar Weber has been promoted to the position of Chief Financial Officer. Ms. Weber has been the Controller of the Registrant since November 1, 1999. Interviews for a suitable replacement for Mr. Krouse are currently underway.



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


                                   SIGNATURES


In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 2, 2002
                                         LEGAL CLUB OF AMERICA CORPORATION



                                         By: /s/ Brett Merl
                                             -----------------------------------
                                             Brett Merl, Chairman and
                                             Chief Executive Officer


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